EXHIBIT 23.1




                            OHIO EDISON COMPANY

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




          As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into Ohio Edison Company's previously filed Registration Statements, File No. 33-49135, No. 33-49259, No. 33-49413, No. 33-51139,
No. 333-01489 and No. 333-05277.







                                    ARTHUR ANDERSEN LLP




Cleveland, Ohio
March 29, 2000